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                                                                    EXHIBIT 99.2

[BancorpSouth logo]


FOR IMMEDIATE RELEASE

         Financial Contacts:
         BancorpSouth: Nash Allen or Gary Bonds, 662-680-2330
         Business Bank of Baton Rouge: Charles Roemer III, 225-768-1141 Premier Bank of Brentwood: Jim Harris, 615-376-0001

         Media Contacts:
         BancorpSouth: Randy Burchfield, 662-620-4302
         Business Bank of Baton Rouge: Charles Roemer III, 225-768-1141 Premier Bank of Brentwood: Jim Harris, 615-376-0001

         Online:  www.bancorpsouth.com



      BANCORPSOUTH TO EXPAND NASHVILLE, TN, MARKET PRESENCE AND ENTER BATON
                           ROUGE, LA, BANKING MARKET
                     THROUGH SEPARATE BANK MERGER AGREEMENTS

            o PREMIER BANK OF BRENTWOOD MERGER WOULD INCREASE BANCORPSOUTH'S EXISTING NASHVILLE AREA-MARKET PRESENCE

            o THE BUSINESS BANK OF BATON ROUGE MERGER WOULD PROVIDE BANKING ENTRY INTO BATON ROUGE WHERE BANCORPSOUTH INSURANCE AGENCY WRIGHT & PERCY ALREADY OPERATES


TUPELO, Miss. -- (Sept. 17, 2004) -- BancorpSouth, Inc., (NYSE:BXS) announced today from its corporate headquarters in Tupelo the signing of definitive merger agreements with Premier Bancorp, Inc., of Brentwood, Tennessee, and Business Holding Corporation, Inc., of Baton Rouge, Louisiana.

The mergers would give BancorpSouth a banking presence in the Baton Rouge metropolitan market and expand BancorpSouth's market presence in the Nashville suburb of Brentwood, Tennessee.

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Approval of banking regulators and shareholders of Business Holding Corporation,
Inc., and Premier Bancorp, Inc., is required. The transactions are expected to be dilutive to 2005 earnings by approximately $0.02 per share. Details of the financial terms of the transactions were not disclosed.

BUSINESS HOLDING CORPORATION is the holding company for The Business Bank of Baton Rouge, a $163.7 million asset commercial bank founded in 1998. Locally owned and managed, The Business Bank provides commercial banking services in East Baton Rouge Parish and contiguous communities. Baton Rouge is Louisiana's state capital, and East Baton Rouge Parish is the third-most populated parish in Louisiana.

The Business Bank of Baton Rouge President Charles "Buddy" Roemer III, former governor of Louisiana, said, "Our merger with BancorpSouth gives us the opportunity to expand our business model with the strength of an $11 billion financial institution. Baton Rouge is a dynamic market, and joining with BancorpSouth will allow us to provide more sophisticated banking services to our current and prospective customers. We have experienced remarkable acceptance in this market. However, to continue to meet our customers' expectations and expanding needs, we realized we must join with a complete financial services company that offers expanded resources and technological capabilities."

Business Holding Corporation Chairman David Pitts said, "This merger is mutually beneficial both for our bank and BancorpSouth. Through this merger we obtain the strength of one of the leading banks in the MidSouth, and that benefits our customers. BancorpSouth now has the opportunity to enter the Baton Rouge banking market with a staff of seasoned Louisiana bankers already in place."

BancorpSouth Chairman and CEO Aubrey B. Patterson said, "The Business Bank of Baton Rouge has grown by providing unparalleled specialized service through professional relationships. Our partnership will enhance their ability to serve the complete needs of their customers providing a real opportunity for both companies. BancorpSouth banking officers focus on the needs of their communities, and our local bankers have an entrepreneurial spirit combined with local decision-making authority to act upon the opportunities presented to them by their customers. We believe BancorpSouth's brand of banking will be extremely popular in Baton Rouge."

BancorpSouth President and COO James V. Kelley said, "We are pleased to have The Business Bank of Baton Rouge joining our banking family. This outstanding commercial bank will expand our Louisiana banking family, which currently includes 13 banking locations in Shreveport, Bossier City, Monroe, West Monroe, Rayville and Ruston, with more than $468 million in deposits."

Wright & Percy Insurance, Louisiana's oldest and largest insurance agency, is headquartered in Baton Rouge with offices in Alexandria, Lake Charles and Shreveport. Wright & Percy merged with BancorpSouth Insurance Services in 2003. Wright & Percy

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President Markham McKnight said, "BancorpSouth has allowed us to continue to grow our business independently and successfully while providing us the additional strengths inherent in a merger with a financial holding company of this size. More than a year into our relationship with BancorpSouth, this is truly a win-win situation for Wright & Percy and our customers and similarly will be for the customers of The Business Bank of Baton Rouge. We are excited about the synergies we can develop among our mutual Louisiana customers."

PREMIER BANCORP is the holding company for Premier Bank of Brentwood, a $150.8 million asset commercial bank established in 1997. Premier operates two banking locations in Brentwood, a suburb of Nashville.

Premier Bank Chairman and CEO Jim Harris, a co-founder of the bank, said, "Our merger with BancorpSouth will give us the opportunity to grow more rapidly to serve this dynamic market. BancorpSouth has an established presence here with plans to grow steadily in this market. Joining with BancorpSouth will provide our customers opportunities offered by a large, resourceful, community-minded bank. We are truly excited about merging with BancorpSouth."

Premier Bank President Diane West said, "When the merger is complete, our customers will have all of the advantages and services of an $11 billion bank with the local, hometown customer service to which they have become accustomed and for which BancorpSouth is known in our industry."

"This is truly a mutually beneficial partnership," said BancorpSouth Chairman and CEO Aubrey Patterson. "We established a loan production office in Brentwood's Maryland Farms area two years ago and have since expanded it to full-service banking. We have been actively seeking other banking locations in the Brentwood and Franklin areas to expand our presence in Williamson County. This new partnership certainly accelerates our opportunity to grow in Williamson County and brings to BancorpSouth's team a number of outstanding bankers."

BancorpSouth President Jim Kelley noted, "Our presence in Tennessee continues to grow, and we are pleased to have the opportunity to serve additional customers in the greater Nashville market. We currently have 33 banking locations with combined deposits exceeding $1.0 billion in 20 Tennessee cities, primarily in Memphis, Jackson and the West Tennessee area. We see Brentwood and Williamson County as a logical growth area for BancorpSouth's community style of banking." Williamson County is ranked third in the U.S. with most growth potential and prosperity by American City Business Journals.

Both transactions are expected to be completed during the first quarter of 2005.

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Headquartered in Tupelo, Mississippi, BancorpSouth is a financial holding company with $10.7 billion in assets operating 247 banking and mortgage locations and 233 automated teller machines in Arkansas, Alabama, Louisiana, Mississippi, Tennessee and Texas communities. The Company also provides investment services through its subsidiary, BancorpSouth Investment Services, Inc., and insurance services through BancorpSouth Insurance Services, Inc. BancorpSouth's common stock is traded on the New York Stock Exchange under the symbol "BXS."

FORWARD-LOOKING STATEMENTS

CERTAIN STATEMENTS CONTAINED IN THIS NEWS RELEASE MAY NOT BE BASED ON HISTORICAL FACTS AND ARE "FORWARD-LOOKING STATEMENTS" WITHIN THE MEANING OF SECTION 27A OF THE SECURITIES ACT OF 1933, AS AMENDED, AND SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. THESE FORWARD-LOOKING STATEMENTS MAY BE IDENTIFIED BY THEIR REFERENCE TO A FUTURE PERIOD OR PERIODS OR BY THE USE OF FORWARD-LOOKING TERMINOLOGY, SUCH AS "ANTICIPATE," "BELIEVE," "ESTIMATE," "EXPECT," "MAY," "MIGHT," "WILL," "WOULD," OR "INTEND." THESE FORWARD-LOOKING STATEMENTS INCLUDE, WITHOUT LIMITATION, THOSE RELATING TO BANCORPSOUTH'S FUTURE CHANGES AND THE EFFECTS OF THE MERGER.

WE CAUTION YOU NOT TO PLACE UNDUE RELIANCE ON THE FORWARD-LOOKING STATEMENTS CONTAINED IN THIS NEWS RELEASE IN THAT ACTUAL RESULTS COULD DIFFER MATERIALLY FROM THOSE INDICATED IN SUCH FORWARD-LOOKING STATEMENTS, DUE TO A VARIETY OF FACTORS. THOSE FACTORS INCLUDE, BUT ARE NOT LIMITED TO, FAILURE TO OBTAIN REQUIRED SHAREHOLDER OR REGULATORY APPROVALS, THE COMPANIES' FAILURE TO CONSUMMATE THE MERGER, INABILITY TO SUCCESSFULLY INTEGRATE THE COMPANIES AFTER THE MERGER, MATERIALLY ADVERSE CHANGES IN THE COMPANIES' FINANCIAL CONDITIONS, CHANGES IN ECONOMIC CONDITIONS AND GOVERNMENT FISCAL AND MONETARY POLICIES, FLUCTUATIONS IN PREVAILING INTEREST RATES, THE ABILITY OF BANCORPSOUTH TO COMPETE WITH OTHER FINANCIAL SERVICES COMPANIES, CHANGES IN BANCORPSOUTH'S OPERATING OR EXPANSION STRATEGY, GEOGRAPHIC CONCENTRATION OF BANCORPSOUTH'S ASSETS, THE ABILITY OF BANCORPSOUTH TO ATTRACT, TRAIN, AND RETAIN QUALIFIED PERSONNEL, THE ABILITY OF BANCORPSOUTH TO EFFECTIVELY MARKET ITS SERVICES AND PRODUCTS, BANCORPSOUTH'S DEPENDENCE ON EXISTING SOURCES OF FUNDING, CHANGES IN LAWS AND REGULATIONS AFFECTING FINANCIAL INSTITUTIONS IN GENERAL, POSSIBLE ADVERSE RULINGS, JUDGMENTS, SETTLEMENTS AND OTHER OUTCOMES OF PENDING LITIGATION, THE ABILITY OF BANCORPSOUTH TO MANAGE ITS GROWTH AND EFFECTIVELY SERVE AN EXPANDING CUSTOMER AND MARKET BASE, AND OTHER FACTORS GENERALLY UNDERSTOOD TO AFFECT THE FINANCIAL RESULTS OF FINANCIAL SERVICE COMPANIES, AND OTHER RISKS DETAILED FROM TIME TO TIME IN BANCORPSOUTH'S NEWS RELEASES AND FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION. WE UNDERTAKE NO OBLIGATION TO UPDATE THESE FORWARD-LOOKING STATEMENTS TO REFLECT EVENTS OR CIRCUMSTANCES THAT OCCUR AFTER THE DATE ON WHICH SUCH STATEMENTS WERE MADE.

IN CONNECTION WITH EACH OF THE PROPOSED MERGERS, BANCORPSOUTH WILL FILE A REGISTRATION STATEMENT ON FORM S-4 WITH THE SECURITIES AND EXCHANGE COMMISSION. SHAREHOLDERS OF BANCORPSOUTH, BUSINESS HOLDING CORPORATION AND PREMIER BANCORP ARE ENCOURAGED TO READ THE APPROPRIATE REGISTRATION STATEMENT(s), INCLUDING THE PROXY STATEMENT/PROSPECTUS THAT WILL BE A PART OF EACH REGISTRATION STATEMENT, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE CORRESPONDING MERGER AND COMPANIES. AFTER THE REGISTRATION STATEMENT IS FILED WITH THE SEC, IT WILL BE AVAILABLE FOR FREE, BOTH ON THE SEC'S WEB SITE (WWW.SEC.GOV) AND FROM THE CORPORATE SECRETARY OF THE APPROPRIATE COMPANY.

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